Summary prospectus

Alternative / specialty mutual fund

Delaware Global Real Estate Fund

Nasdaq ticker symbols
Class A	IREAX
Class C	IRECX
Class I	IRESX
Class R6	IRENX
Class R	IRERX
Class Y	IREYX

July 31, 2023

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 31, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Global Real Estate Fund, a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Global Real Estate Fund seeks to provide total return through long-term capital appreciation and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		R		Y
Management fees	0.95%		0.95%		0.95%		0.95%		0.95%		0.95%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.94%		1.27%		0.64%		0.59%		0.73%		0.69%
Total annual fund operating expenses	2.14%		3.22%		1.59%		1.54%		2.18%		1.89%
Fee waivers and expense reimbursements	(0.85%)	[2]	(1.18%)	[2]	(0.55%)	[2]	(0.65%)	[2]	(0.64%)	[2]	(0.60%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.29%		2.04%		1.04%		0.89%		1.54%		1.29%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.04% of the Fund’s average daily net assets for all classes other than Class R6, and 0.89% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6	R	Y
1 year	$699	$207	$307	$106	$91	$157	$131
3 years	$1,129	$882	$882	$448	$423	$621	$536
5 years	$1,585	$1,581	$1,581	$814	$778	$1,111	$966
10 years	$2,842	$3,441	$3,441	$1,843	$1,779	$2,463	$2,163

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Global Real Estate Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the real estate or real estate-related industries (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund intends to invest primarily in equity and equity-related securities issued by Global Real Estate Companies. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies. There is no guarantee, however, that the Fund will achieve its objective. The Fund is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

Summary prospectus
Delaware Global Real Estate Fund, a series of Ivy Funds

Global Real Estate Companies are companies that meet one of the following criteria:

•
companies qualifying for US federal income tax purposes as REITs;

•
entities similar to REITs formed under the laws of a country other than the US;

•
companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

•
companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter (OTC). A REIT is a corporation or trust that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (like regulated investment companies such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership. At times, the Fund may invest a significant portion of the Fund’s total assets in a limited number of issuers.

The Fund’s investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Macquarie Global Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.

A comprehensive and detailed bottom-up research approach is a key element of the Team’s investment process. The Team’s globally integrated, boots on the ground approach applies a rigorous focus on bottom-up company fundamentals to determine risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities.   Analysts with primary coverage of a company are further complemented by team members with secondary coverage of the company which encourages peer review and debate and a strong top-down review from regional and global leadership. Delaware Management Company (Manager), the Fund's investment manager, believes that bottom-up fundamental research is central in producing the measures used to identify and rank opportunities suitable for investment, skew portfolio construction to quality and help manage risk. The Team believes that a top-down perspective is an important secondary component in building a global listed real estate portfolio and supporting the primary bottom-up function.

The Fund may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry.

Many of the Global Real Estate Companies in which the Fund may invest have diverse operations, with products or services in markets other than their home market. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Under normal circumstances, the Fund will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers.

The Fund may use a variety of derivatives instruments for various purposes. The Fund may, at any given time, use futures, options, forward contracts, and swaps in an effort to produce incremental earnings, hedge existing positions, increase or reduce market exposure, manage its exposure (increase or decrease) to various foreign currencies, or to otherwise manage the risks of the Fund’s investments. The Fund also may invest in companies that are offered in IPOs.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Global Limited (MIMGL) and Macquarie Investment Management Europe Limited (MIMEL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Summary prospectus
Delaware Global Real Estate Fund, a series of Ivy Funds

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

REOC-related risk — The risk that the value of a fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs and also that a fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Concentration risk — The risk that the Fund’s industry concentration in real asset securities will cause the Fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. The Fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Large capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal

Summary prospectus
Delaware Global Real Estate Fund, a series of Ivy Funds

invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment

How has Delaware Global Real Estate Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. Effective July 29, 2022, the Fund changed its investment strategy. Performance prior to July 29, 2022 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 1.00%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.96% for the quarter ended March 31, 2019, and its lowest quarterly return was -26.02% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 4/1/13‑12/31/22)	-27.12%	-0.02%	1.99%
Class A return after taxes on distributions	-29.37%	-1.88%	0.54%
Class A return after taxes on distributions and sale of Fund shares	-14.43%	-0.43%	1.10%
Class C return before taxes (lifetime: 4/1/13‑12/31/22)	-24.06%	0.44%	1.83%
Class I return before taxes (lifetime: 4/1/13‑12/31/22)	-22.46%	1.59%	2.83%
Class R6 return before taxes (lifetime: 7/5/17‑12/31/22)	-22.44%	1.59%	2.51%
Class R return before taxes (lifetime: 4/1/13‑12/31/22)	-22.92%	0.86%	2.14%
Class Y return before taxes (lifetime: 4/1/13‑12/31/22)	-22.66%	1.23%	2.75%
FTSE EPRA Nareit Developed Index (lifetime: 4/1/13‑12/31/22) (reflects no deduction for fees, expenses or taxes)	-24.41%	0.69%	3.35%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio managers	Title with MIMGL	Start date on the Fund
James Maydew*	Head of Global Listed Real Estate	July 2022
Jessica Koh	Head of Asia Listed Real Estate	July 2022

* James Maydew is the lead portfolio manager responsible for the day-to-day management of the Fund.

Summary prospectus
Delaware Global Real Estate Fund, a series of Ivy Funds

Macquarie Investment Management Europe Limited (MIMEL)

Portfolio manager	Title with MIMEL	Start date on the Fund
Ryan Watson	Senior Portfolio Manager, Head of European Listed Real Estate	July 2022

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IVSUM-IREAX 7/23